                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated July 21, 2000 included in Cardinal Health, Inc.'s Annual Report on Form 10-K for the year ended June 30, 2000 and to all references to our Firm included in this Registration Statement.


/s/ Arthur Andersen LLP

Columbus, Ohio
September 22, 2000